CONFORMED

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     April 23, 2003

TBC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-11579	31-0600670

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4770 Hickory Hill Road, Memphis, Tennessee	38141

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:     (901) 363-8030

Not Applicable

(Former name or former address, if changed since last report)

1 of 8 pages

SIGNATURE
EXHIBIT INDEX
Ex-99.1 Press Release

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

See Exhibit Index.

Item 9. Regulation FD Disclosure (Item 12, Disclosure of Results of Operations and Financial Condition).

     The following information is intended to be furnished under Item 12, “Results of Operations and Financial Condition,” but is being furnished pursuant to Item 9 in accordance with the filing guidance contained in Securities and Exchange Commission Release No. 33-8216.

     On April 23, 2003, TBC Corporation issued a press release reporting its financial results for the quarter ended March 31, 2003. The text of that press release is included as Exhibit 99.1 to this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TBC CORPORATION

April 23, 2003	By	/s/ Thomas W. Garvey

Thomas W. Garvey Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

     99.     Additional Exhibits.

Located at
Numbered Page

99.1	TBC Corporation Press Release dated April 23, 2003	4